UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 2, 1999


                         PACER TECHNOLOGY
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


        California                  0-8864           77-0080305
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(State or other jurisdiction   (Commission       (I.R.S. Employer
        of incorporation)      File Number)     Identification No.)


                        9420 Santa Anita Avenue
                   Rancho Cucamonga, California 91730
                ----------------------------------------
                (Address of principal executive offices)


                             (909) 987-0550
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           (Registrant's telephone number, including area code)


                              Not applicable.
      -------------------------------------------------------------
      (Former name or former address, if changed since last report.)




                                          The Index to Exhibits
                                                  is on page 5.
                                                   Page 1 of 6.

Item 5. Other Events
--------------------

Stock Repurchase Program
------------------------
On December 2, 1999 the Pacer Technology Board of Directors authorized the repurchase of up to 10% of Pacer's outstanding Common Stock. The shares may be repurchased from time to time in the open market or in block purchases and in private transactions and are to be used to provide shares for employer equity compensation plans.

The Company issued a press release on December 14, 1999 announcing the details of the Stock Repurchase Program, a copy of which is attached hereto as Exhibit 99.1.

Item 7.Financial Statements, Pro Forma Financial Information and
Exhibits
       (a) Financial Statements.
           Not Applicable

       (b) Pro Forma Financial Statements.
           Not Applicable

       (c) Exhibits.

          99.1 Press Release Issued on December 14, 1999 announcing Stock Repurchase Program

       SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACER TECHNOLOGY



Date:  December 21, 1999               By  /s/Laurence Huff
                                       -------------------------
                                       Laurence Huff, Chief Financial Officer

                                 INDEX TO EXHIBITS

Exhibit No.                                               Sequential Page No.

        99.1   Press Release Issued on December 14, 1999
               announcing Stock Repurchase Program                  5


PACER TECHNOLOGY ANNOUNCES ADOPTION OF STOCK REPURCHASE PROGRAM
           Rancho Cucamonga, California, December 14, 1999. Pacer Technology (NASDAQ: "PTCH") announced that its Board of Directors has authorized a program for repurchases of up to 10%, of Pacer's outstanding Common Stock. Shares purchased under this program are to be used to provide shares for employer equity compensation plans. The stock repurchase program will be put into effect within the next 30 days.
           Share repurchases by the Company may be made from time to time in the open market or in block purchases and in private transactions in compliance with Securities and Exchange Commission rules and guidelines. "We believe that the buy-back of our shares is an attractive opportunity for the Company and is a good investment of corporate funds and is in the best interests of our shareholders," stated Tom Nightingale, Pacer's President and Chief Executive Officer.
           This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, from time to time, Pacer Technology, or its representatives, have made or may make forward-looking statements, orally or in writing. The words "estimate," "project," "potential," "intended," "expect," "believe" and similar expressions or words are intended to identify forward-looking statements.
Such forward-looking statements may be included in, but are not limited to, various filings made by the Company with the Securities and Exchange Commission, press releases or oral statements made with the approval of an authorized executive officer of the Company. Actual results could differ materially from those projected or suggested in any forward-looking statements as a result of a wide variety of factors and conditions. Reference is hereby made to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, for information regarding those factors and conditions.

Pacer Technology is a world-class manufacturer, packaging and distribution company engaged in marketing advanced technology adhesives, sealants, and related products, as well as manicure implements for consumer markets on a worldwide basis. It is the provider of SUPER GLUE, ZAP, PRO SEAL, Cook Bates, Diamon Deb/Kurlash and Gem, and other well known branded products.

                               Exhibit 99.1
                               ------------